UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) October 26, 2005

                            Shelter Properties VI
            (Exact name of Registrant as specified in its charter)


            South Carolina            0-13261                 57-0755618
      (State or other jurisdiction  (Commission            (I.R.S. Employer
         of incorporation or        File Number)        Identification Number)
           organization)
                                55 Beattie Place
                              Post Office Box 1089
                        Greenville, South Carolina 29602
                    (Address of principal executive offices)


                                 (864) 239-1000
                           (Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.01   Completion of Acquisition or Disposition of Assets.

Shelter Properties VI (the "Registrant") owns Carriage House Apartments, 102 unit apartment complex located in Gastonia, North Carolina (the "Property"). On October 26, 2005, the Partnership sold the Property to a third party, Juniper Investment Group, Ltd., a Texas limited partnership (the "Purchaser"). In addition to the Property, the Purchaser purchased eight other apartment complexes all owned by affiliates of AIMCO Properties, L.P., an affiliate of the general partner of the Partnership. The total sales price for the Property and the eight other properties is approximately $62,300,000, of which approximately $3,500,000 represents the sales price for the Property. The Registrant continues to own and operate two other investment properties.

In accordance with the Amended and Restated Limited Partnership Agreement of the Registrant, the Registrant's general partner is evaluating the cash requirements of the Registrant to determine whether any portion of the net proceeds will be distributed to the Registrant's partners.


Item 9.01 Financial Statements and Exhibits.

(b) Pro forma financial information.

The following unaudited pro forma balance sheet and statements of operations reflect the operations of the Registrant as if the Property had been sold on January 1, 2004.

The pro forma financial statements do not project the Registrant's results of operations at any future date or for any future period. This pro forma information should be read in conjunction with the Registrant's 2004 Annual Report on Form 10-KSB.

                             PRO FORMA BALANCE SHEET
                                 (in thousands)


                                                      June 30,
                                                        2005

All other assets                                    $    366
Investment properties, net                             3,592

    Total Assets                                    $  3,958

All other liabilities                               $    949
Mortgage notes payable                                 6,190
Partners' deficit                                     (3,181)
    Total Liabilities and Partners' Deficit         $  3,958




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                       PRO FORMA STATEMENTS OF OPERATIONS
                      (in thousands, except per unit data)

                                               Year Ended       Six Months Ended
                                            December 31, 2004     June 30, 2005

Total revenues                                     $ 1,889             $   908
Total expenses                                       2,127               1,056

Net loss                                           $  (238)            $  (148)

Net loss per limited partnership unit              $ (5.55)            $ (3.45)




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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                Shelter Properties VI
                                (a South Carolina Limited Partnership)


                                By: Shelter Realty VI Corporation
                                    Corporate General Partner


                                By: /s/Martha L. Long
                                    Martha L. Long
                                    Senior Vice President


                             Date: November 1, 2005